Exhibit 10.13

                           LOAN MODIFICATION AGREEMENT


BETWEEN: Pacific Aerospace & Electronics, Inc., a Washington corporation, successor by merger to PCT Holdings, Inc., a Nevada corporation; Ceramic Devices, Inc., a Washington corporation; Cashmere Manufacturing Co., Inc., a Washington corporation; Pacific Coast Technologies, Inc., a Washington corporation; and Seismic Safety Products, Inc., a Washington corporation (each, a "Borrower," and collectively, the Borrowers"), whose address is c/o Pacific Aerospace & Electronics, Inc., 434 Olds Station Road, Wenatchee, WA 98801;

AND: Silicon Valley Bank ("Silicon") whose address is 3003 Tasman Drive, Santa Clara, California 95054;

DATE:     January 31, 1997.

     This Loan Modification Agreement ("Agreement") is entered into on the above date by Borrowers and Silicon.

     1. Background. The Borrowers listed above other than Seismic Safety Products, Inc. entered into a Loan and Security Agreement with accompanying Schedule with Silicon in April 1995 (as amended from time to time, the "Loan Agreement"). Capitalized terms used in this Loan Modification Agreement shall, unless otherwise defined in this Agreement, have the meaning given to such terms in the Loan Agreement.

     2. Modifications to Loan Agreement and Schedule.

          a. PCT Holdings, Inc. merged with and into Pacific Aerospace & Electronics, Inc., with the survivor of the merger being Pacific Aerospace & Electronics, Inc.

          b. Effective the date hereof, the interest rate applicable to the Secured Accounts Receivable Line of Credit has been changed from a rate equal to the "Prime Rate" in effect from time to time, plus 2.0% per annum, to a rate equal to the "Prime Rate" in effect from time to time, plus 0.75% per annum.

          c. The "Financial Statements and Reports" section of the Schedule is modified to provide as follows:

          "Financial Statements and Reports. Notwithstanding any other provision of the Loan Agreement, the Borrowers shall provide
          Silicon: (a) within 30 days after the end of each month, a monthly


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          financial statement (consisting of a income statement and a balance sheet) prepared by the Borrowers in accordance with generally accepted accounting principles; (b) within 20 days after the last day of each month, an accounts receivable report and an accounts payable report for the prior period, in such form as Silicon shall reasonably specify; (c) within 20 days after the end of each month, an inventory report in such form as Silicon shall reasonably specify; (d) within 20 days after the last day of each month, a Borrowing Base Certificate in the form attached to this Agreement as Exhibit A, as Silicon may reasonably modify such Certificate from time to time, signed by the Chief Financial Officer or President of PCT Holdings, Inc.; (e) within 50 days after the end of each quarter, a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer or President of Pacific Aerospace & Electronics, Inc., setting forth calculations showing compliance (at the end of each such calendar quarter) with the financial covenants set forth on the Schedule, and certifying that throughout such quarter the Borrowers were in full compliance with all other terms and conditions of this Agreement and the Schedule, and providing such other information as Silicon shall reasonably request; (f) within 120 days following the end of the Borrowers' fiscal year, complete annual CPA-audited financial statements, such audit being conducted by independent certified public accountants reasonably acceptable to Silicon, together with an unqualified opinion of such accountants; and (g) within five days after filing, a copy of all IOQ and 10K filings and other filings made by any Borrower with the Securities Exchange Commission."

     3. No Other Modifications: No Defenses. Except as expressly modified by this Loan Modification Agreement, the terms of the Loan Agreement shall remain unchanged and in full force and effect. Silicon's agreement to modify the Loan Agreement pursuant to this Loan Modification Agreement shall not obligate Silicon to make any future modifications to the Loan Agreement or any other loan document. Nothing in this Loan Modification Agreement shall constitute a satisfaction of any indebtedness of any Borrower to Silicon. It is the intention of Silicon and Borrowers to retain as liable parties all makers and endorsers of the Loan Agreement or any other loan document. No maker, endorser, or guarantor shall be released by virtue of this Loan Modification Agreement. The terms of this paragraph shall apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements. Borrowers agree that they have no defenses against the obligations to pay any amounts of the Obligations.


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     4. Representations and Warranties.

          a. Each Borrower represents and warrants to Silicon that the execution, delivery and performance of this Agreement are within such Borrower's corporate powers, and have been duly authorized and are not in contravention of law or the terms of such Borrower's charter, bylaws or other incorporation papers, or of any undertaking to which such Borrower is a party or by which such Borrower is bound.

          b. Each Borrower understands and agrees that in entering into this Agreement, Silicon is relying upon the Borrowers' representations, warranties and agreements as set forth in the Loan Agreement and other loan documents. Each Borrower jointly and severally represents and warrants to Silicon that the representations and warranties stated in the Loan Agreement and Schedule are true as of the date of this Agreement, and will continue to be true during the term of the Loan Agreement, with respect to each Borrower.

                        Borrowers:  PACIFIC AEROSPACE &
                                    ELECTRONICS, INC.


                                    By: /s/ DONALD A. WRIGHT
                                        ----------------------------------------
                                    Title: President / CEO
                                           -------------------------------------


                                    CERAMIC DEVICES, INC.


                                    By: /s/ DONALD A. WRIGHT
                                        ----------------------------------------
                                    Title: Exec. V.P.
                                           -------------------------------------


                                    CASHMERE MANUFACTURING CO., INC.


                                    By: /s/ Donald A. Wright
                                        ----------------------------------------
                                    Title: Exec. V.P.
                                           -------------------------------------


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                                    PACIFIC COAST TECHNOLOGIES, INC.


                                    By: /s/ DONALD A. WRIGHT
                                        ----------------------------------------
                                    Title: Exec. V.P.
                                           -------------------------------------


                                    SEISMIC SAFETY PRODUCTS, INC.


                                    By: /s/ DONALD A. WRIGHT
                                        ----------------------------------------
                                    Title: Exec. V.P.
                                           -------------------------------------


                          Silicon:  SILICON VALLEY BANK


                                    By: /s/ RON SHERMAN
                                        ----------------------------------------
                                    Title: VP
                                           -------------------------------------


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